INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Income before taxes on income is comprised as follows:

	Year ended December 31,
	2020	2019
Domestic	$1,241	$(6,689)
Foreign	(853)	257
Total income (loss) before income taxes	$388	$(6,432)
Income taxes are comprised as follows:

	Year ended December 31,
	2020	2019
Current income tax provision (benefit):
Domestic	96	25
Foreign	1,104	877
Total current income tax (benefit) provision	1,200	902
A reconciliation of the U. S. statutory income tax rate to the Company’s effective income tax rate for continuing operations is as follows:

	Year ended December 31,
	2020	2019
Income (loss) before income taxes
Domestic	$1,241	$(6,689)
Foreign	(853)	257
Total income (loss) before income taxes	388	(6,432)

U.S. statutory rate	21%	21%
Income taxed computed at U. S. federal
statutory rate	81	(1,351)
Foreign rate differential	(155)	(52)
State and local income taxes	207	(464)
Non-deductible expenses	40	114
Share-based compensation	100	98
GILTI	—	261
Change in valuation allowance	159	1,661
Tax credits	(469)	(301)
Changes in uncertain tax positions	956	880
Foreign currency adjustment	187	22
Withholding tax	113	73
Other	(19)	(39)
Total income tax provision	$1,200	$902
Effective income tax rate	309%	(14)%
The Company’s effective tax rate is subject to significant variation due to several factors, including variability in pre-tax and taxable income (loss) and the mix of jurisdictions to which they relate, intercompany transactions, the applicability of special tax regimes, changes in the Company’s currently established valuation allowance, foreign currency gains (losses), and other laws and accounting rules in various jurisdictions, and relative changes of expenses or losses for which tax benefits are not recognized.
Additionally, the Company’s effective tax rate can be more or less volatile based on the amount of pre-tax income or loss. The impact of non-deductible expenses on the Company’s effective tax rate is greater when the Company’s pre-tax income is lower.
A significant factor that impacted the Company’s effective tax rate between 2020 and 2019 was global intangible low-taxed income (“GILTI”). Innovid Argentina generated a taxable loss in 2020 and therefore generated a tested loss for GILTI purposes. As a result, the tested income of the remaining foreign subsidiaries was offset entirely by the tested loss of Innovid Argentina. Thus, the Company does not have a GILTI inclusion for the 2020 tax year.
Deferred income taxes are provided for the effects of temporary differences between assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes. Significant components of deferred tax assets and deferred tax liabilities consisted of the following:
Deferred income taxes are provided for the effects of temporary differences between assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes. Significant components of deferred tax assets and deferred tax liabilities consisted of the following:

	December 31,
	2020	2019
Deferred tax assets
Loss carryforwards	$9,131	$9,483
Tax credits	891	587
Interest limitation carryforwards	—	79
Accrued expenses	716	512
Share-based compensation	106	87
Fixed assets and intangibles	176	105
Other	164	168
Total deferred tax assets, gross	11,184	11,021
Valuation allowance	(11,184)	(11,021)
Total deferred tax assets, net	—	—
A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset certain deferred tax assets at December 31, 2020 and 2019 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets.
The Israeli corporate tax rate was 23% in 2020 and 2019. The Company’s production facilities in Israel have been granted the status of a “Preferred Enterprise” under the Law for the Encouragement of Capital Investments Law, 1959 (“the Investment Law”). According to the provisions of the Investment Law, the Company has been granted a reduced tax rate. Preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9%. The tax rate applicable to preferred enterprises located in other areas remains at 16%. The Israeli corporate tax rate was 23% in 2020 and 2019.
Foreign withholding taxes and Internal Revenue Code Section 986(c) gains and losses have not been recorded on permanently reinvested earnings of certain subsidiaries aggregating $7,594 and $5,929 as of December 31, 2020 and 2019, respectively. The amount of deferred international withholding taxes and Internal Revenue Code Section 986(c) gains and losses relating to these subsidiaries is approximately $873 and $647 as of December 31, 2020 and 2019, respectively.
The Company’s gross NOLs for tax return purposes are as follows:

	Year ended December 31,
	2020	2019
Domestic NOLs (federal)	32,948	34,945
Domestic NOLs (state and local)	29,567	32,611
Foreign NOLs	1,740	241
Total	64,255	67,797
Domestic (federal and state) NOLs expire in various year starting from December 31, 2028 through an indefinite period. Foreign NOLs expire between December 31, 2025 and December 31, 2026. A portion of domestic (federal and state) NOLs are subject to Internal Revenue Code Section 382 or similar provisions, but the net operating loss carryforwards are expected to be fully realized. The table above reflects gross NOLs for tax return purposes which are different than financial statement NOLs, as the Company’s intention is to settle additional income taxes from tax contingencies with NOLs. The other tax credit carryforwards expire in various years beginning in 2032 through 2040. The Company’s intention is to settle the tax contingencies associated with the research and development credits with the attribute.
The Company’s unrecognized tax benefits are reconciled as follows:

	December 31,
	2020	2019
Gross unrecognized tax benefits as of January 1	1,438	586
Increases - current year tax positions	935	852
Gross unrecognized tax benefits as of December 31	2,373	1,438
The balances of unrecognized tax benefits as of December 31, 2020 and 2019 are $2,373 and $1,438 of which $2,373 and $1,438 represent amounts that, if recognized, impact the effective income tax rate in future periods.
The Company recognized interest related to unrecognized tax benefits in its income tax provision. The Company accrued $49 and $27 for interest as of December 31, 2020 and 2019, respectively.
The Company is subject to income taxes in the U. S. and several foreign jurisdictions including Australia, Argentina, United Kingdom and Israel. Significant judgment is required in evaluating the Company’s tax positions and determining the Company’s provision for income taxes. During the ordinary course of business there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite the belief that the Company’s tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.
The Company estimates that it is reasonably possible that the balance in unrecognized tax benefits as of December 31, 2020 will increase by approximately $587 in the next twelve months. The unrecognized tax benefits relate to research and development credits and increases to currently established positions in Israel.
The Company is not currently under examination by the taxing authorities in the significant tax jurisdictions in which it operates. The last tax assessment that was received by the Company related to tax years through 2014 in Israel.